                             THE MEAD CORPORATION

                     INCENTIVE COMPENSATION ELECTION PLAN

                                   ARTICLE I
                                   ---------
                                    PURPOSE
                                    -------

          The purpose of this Incentive Compensation Election Plan is to afford to certain key employees of The Mead Corporation and its subsidiaries who may receive incentive compensation under an Incentive Compensation Plan an opportunity to elect the manner in which such incentive compensation is to be paid as provided hereafter.

                                  ARTICLE II
                                  ----------
                                  DEFINITIONS
                                  -----------

          1.1  Calendar Years means a calendar year.
               --------------

          1.2  Common Shares means the Common Shares of the Company.
               -------------

          1.3  Company means The Mead Corporation, an Ohio corporation, and its
               -------
corporate successors.

          1.4  Compensation Committee means the Compensation Committee of the
               ----------------------
Board of Directors of the Company.

          1.5  Employee means any person, including an officer of the Company or
               --------
a subsidiary (whether or not he/she is a director thereof), who is employed by the Company or a subsidiary on a full-time basis and is compensated for such employment by a regular salary.

          1.6  Incentive Compensation Plans means the incentive compensation
               ----------------------------
plans of the Company and its subsidiaries (as now constituted or as adopted hereafter or as the same may be modified, amended or changed from time to time hereafter).

          1.7  Participant means an employee who may be eligible to receive an
               -----------
incentive compensation payment under an Incentive Compensation Plan and who has been designated by the Compensation Committee as eligible to participate in the Plan for a particular Calendar Year.

          1.8  Plan means this Incentive Compensation Election Plan.
               ----

          1.9  Subsidiary means a corporation in an unbroken chain of
               ----------
corporations, beginning with the Company if each of the corporations, other than the last corporation in the unbroken chain, own stock possessing fifty percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          1.10 Termination Date means the date of a Participant's severance from
               ----------------
employment with the Company or a subsidiary by death, complete disability, retirement, resignation, discharge or otherwise.

                                  ARTICLE III
                                  -----------
                                  ELIGIBILITY
                                  -----------

          The Plan is limited to those present or future employees of the Company or of a subsidiary who may be eligible to receive an incentive compensation payment under an Incentive Compensation Plan and who have been designated by the Compensation Committee as eligible to participate in the Plan for a particular Calendar Year. A director of the Company or of a subsidiary who is not also such an employee is not eligible to participate in the Plan.

                                  ARTICLE IV
                                  ----------
                                ADMINISTRATION
                                --------------

          4.1 The Plan shall be administered by the Compensation Committee. The Compensation Committee may delegate to the appropriate officers and/or employees of the Company or of a subsidiary such duties in connection with the administration of the Plan as they may deem necessary, advisable or appropriate. None of the members of the Compensation Committee shall be eligible to participate in the Plan.

          4.2 Subject to the express provisions of the Plan, the Compensation Committee shall have authority to construe and interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for administering the Plan. The Compensation Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent it shall deem expedient to carry out the intent of the Plan for the benefit of the Company and Participants. The determination of the Compensation Committee on any matters referred to in this Section 4.2 shall be conclusive.

                                   ARTICLE V
                                   ---------
                           ELECTION BY PARTICIPANTS
                           ------------------------

          5.1 At least fifteen days prior to the commencement of a new Calendar Year, the Compensation Committee shall cause to be furnished to each Participant, who has been designated as eligible to participate in the Plan for the Calendar Year, an appropriate form which provides the Participant with the following election with respect to the payment of any incentive compensation which he/she may be awarded under an Incentive Compensation Plan for such Calendar Year.

               The Participant may elect to defer payment of a minimum of 20% up to a maximum 100% (in increments of 10%) of such incentive compensation award until after his or her Termination Date. The Participant shall select the date and manner of receiving any incentive compensation that is deferred for each calendar year, provided that such selection may be made only in accordance with the following:

               (i) with respect to incentive compensation payable for the 1987 Calendar Year and preceding years,

                    (I) the date to pay or commence paying the incentive compensation award shall be the first day of any month after the Participant's Termination Date and before the Participant's 70th birthday, and

                    (II) the incentive compensation award shall be paid either in one lump sum on the Deferral Date or in up to 25 annual installments, commencing on the Deferral Date.

               (ii) With respect to incentive compensation payable for the 1988 Calendar Year and subsequent years,

                    (I) the date to commence paying the incentive compensation award shall be the January 2 next following the Participant's Termination Date or such later January 2 as may be chosen by the Participant, but not later than the January 2 of the Calendar Year following the year in which the Participant becomes or would have become age 65, and

                    (II) The incentive compensation award shall be paid in 15 level annual installments commencing on the Deferral Date.

               The date chosen to pay or commence payment of an incentive compensation award pursuant to paragraph (i)(I) or (ii)(I) above is referred to herein as the "Deferral Date". If the Participant dies before the Deferral Date chosen, the Deferral Date will be advanced to the first day of the month following the date of the Participant's death.

          5.2 Except to the extent otherwise provided in this Section, the election made by the Participant shall be binding upon the Participant and shall be irrevocable. A Deferral Date chosen by the Participant who is not an elected officer of the Company and/or the number of installments payable to such Participant may be changed by the chairperson of the Compensation Committee, in his/her sole discretion, but only, unless the Compensation Committee determines otherwise, in the event of a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident to the Participant, or a dependent (as defined in Section 152(a) of the Internal Revenue Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. For Participants who are elected officers of the Company, the Compensation Committee in its sole discretion, may change a Deferral Date and/or the number of installments payable to each such Participant on the same basis as set forth in this paragraph. The number of installments payable to the Participant's designated beneficiary may be changed by the chairperson of the Compensation Committee on the same basis as set forth in this paragraph.

          5.3 In order to be effective, the form must be signed by the Participant and must be returned to the Compensation Committee (or its delegate) prior to the commencement of such Calendar Year. If the Participant fails to return the form or if the form is received after the commencement of such Calendar Year, then the Participant shall be paid cash at the time such award would be otherwise payable to him/her under the Incentive Compensation Plan.

          5.4 In the case of a newly hired Participant who has been designated as eligible to participate in the Plan for the Calendar Year in which he/she is hired, a timely election with respect to such Calendar Year, will be deemed to have been made if it is in fact made and returned to the Compensation Committee within 30 days after such Participant becomes an Employee.

                                  ARTICLE VI
                                  ----------
                            DEFERRED COMPENSATION
                            ----------------------

          6.1 Deferred Compensation Account. The Company shall establish an appropriate record (hereinafter referred to as the "Deferred Compensation Ledger") and thereafter from time to time enter therein the name of each Participant who has elected to defer an incentive compensation award in accordance with Article 5 hereof, the amount of an incentive compensation award which he/she has elected to defer and his/her preference as to the manner of payment of such award. The Company shall maintain a separate account in the Deferred Compensation Ledger with respect to each incentive compensation award which a Participant has elected to defer.

          6.2 With respect to incentive compensation awards earned for 1979 and prior Calendar Years, the Company shall credit annually to a Participant's (including a Participant who has passed his Termination Date) account maintained in the Deferred Compensation Ledger, with respect to a particular award, such percentage of the amount then credited to such account (including all previous credits to such account by operation of this Section 6.2) as the Compensation Committee in its sole discretion shall have determined at the time of such incentive compensation award. For awards earned in 1980 through 1983, the percentage to be credited for each year shall be equal to the weekly composite bond yield for single A bonds rounded to the nearest 1/10 of 1%, as published in the S & P Indexes of the Security Markets for the last week of the third quarter of the Calendar Year preceding the year earned.

               For awards earned in 1984 and 1985, the percentage to be credited to each such award shall be equal to the nine-month average composite bond yield for single A bonds rounded to the nearest 1/10 of 1% as published in the S & P Indexes of the Security Markets for the first nine months of the Second Calendar Year preceding the year such percentage is credited.

               For awards earned in 1986 and subsequent years, the percentage to be credited to such award shall be equal to the nine-month average composite bond yield for prime grade, ten-year municipal bonds rounded to the nearest 1/10 of 1% published in the Salomon Brothers Index of the Security Markets for the first nine months of the Second Calendar Year preceding the year such percentage is credited. Each post-1983 account will be credited with a percentage, which will change from year to year based upon the above calculations.

          6.3 Except to the extent otherwise provided in this Section, the amount credited to a Participant's account (or accounts) in the Deferred Compensation Ledger shall be paid to the Participant (or his/her beneficiary designated under Section 6.4 hereof) after his/her Termination Date in accordance with Section 5.1 hereof. In the case of installment payments, each such payment shall include an aliquot share of each account of a Participant valued as of his/her Deferral Date, plus, for second and succeeding payments, an amount equal to the percentages credited to all such accounts under Section 6.2 hereof since the next preceding payment.

               Notwithstanding the form of payment selected by the Participant, the amounts (or a portion of the amounts) credited to a Participant's account (or accounts) in the Deferred Compensation Ledger shall be paid as follows under the following circumstances:

               (i) if the aggregate amount credited to a Participant's account (or accounts) is $10,000 or less at the time of his/her Termination Date [after all distributions pursuant to (ii) below], then such amount shall be paid in one lump sum on or before the last day of the month next following the Participant's Termination Date, and

               (ii) if a Participant's Termination Date precedes his/her 55th birthday (other than as a result of the Participant's death or disability), then deferred incentive compensation relating to the 1988 Calendar Year and subsequent years and earnings thereon credited to the Participant's account (or accounts) shall be paid in one lump sum on or before the last day of the month next following the Participant's Termination Date.

          6.4 Each Participant who elects to defer an incentive compensation award shall file with the Compensation Committee (or its delegate) a notice in writing designating one or more beneficiaries to whom payment otherwise due to such Participant under Section 6.3 shall be made in the event of his/her death. The Participant shall have the right to change the beneficiary or beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Compensation Committee (or its delegate). In the event a Participant fails to deliver such written designation, then such payments shall be made to the estate of such Participant.

          6.5 Nothing contained in the Plan and no action taken pursuant to the provisions hereof shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, or any beneficiary of such Participant designated pursuant to Section 6.4 hereof or any other person. Title to, and beneficial ownership of, any amounts credited to the Deferred Compensation Ledger shall at all times remain in the Company, and no Participant or any beneficiary designated pursuant to Section 6.4 hereof shall have any property interest whatsoever in such amounts or in any specific assets of the Company. All amounts so credited shall remain general assets of the Company and shall be subject to the claims of general creditors of the Company.

                                  ARTICLE VII
                                  -----------
                             LIMITATION OF RIGHTS
                             --------------------

          7.1 Nothing contained in this Plan shall be construed to:

               (i) Give any Participant any right to be awarded incentive compensation under an Incentive Compensation Plan;

               (ii) Limit in any way the right of the Company or a subsidiary to terminate a Participant's employment at any time; or

               (iii) Be evidence of any agreement or understanding, expressed or implied, that the Company or subsidiary will employ a Participant in any particular position or at any particular rate of remuneration.


                                 ARTICLE VIII
                                 ------------
                           NONALIENATION OF BENEFITS
                           -------------------------

               No right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefits. If any Participant or beneficiary hereunder should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right or benefit hereunder, then such right or benefit shall, in the discretion of the Compensation Committee, cease and terminate, and in such event, the Company may hold or apply the same or any part hereof for the benefit of the Participant or beneficial, his/her spouse, children, or other dependents, or any of them in such manner and in such proportion as the Compensation Committee may deem proper.

                                  ARTICLE IX
                                  ----------
                       AMENDMENT OR TERMINATION OF PLAN
                       --------------------------------

               The Board of Directors of the Company may amend or terminate the Plan at any time.

                              * * *

          IN WITNESS WHEREOF, the Company has caused this Plan to be executed in its name and behalf this 17th day of November, 1987, by its officer thereunto duly authorized .

                                          THE MEAD CORPORATION


                                       By: /s/ Charles J. Mazza
                                          ------------------------
                                          Title:
Attest

/s/ Lorraine J. Francis
------------------------
Title:

                                                                 Amended Through
                                                                October 29, 1988

                                                                       COMPOSITE
                                                                       ---------

                             THE MEAD CORPORATION
                     INCENTIVE COMPENSATION ELECTION PLAN*
                     ------------------------------------

Section 1.  Purpose.

     The purpose of this Incentive Compensation Election Plan is to afford to certain key employees of The Mead Corporation and its subsidiaries who may receive incentive compensation under an Incentive Compensation Plan an opportunity to elect the manner in which such incentive compensation is to be paid as provided hereafter.

Section 2.  Definitions.

          (a) Calendar Years means a calendar year.

          (b) Company means The Mead Corporation, an Ohio corporation, and its corporate successors.

          (c) Compensation Committee means the Compensation Committee of the Board of Directors of the Company.

          (d) Employee means any person, including an officer of the Company or a subsidiary (whether or not he/she is a director thereof), who is employed by the Company or a subsidiary on a full-time basis and is compensated for such employment by a regular salary.

          (e) Incentive Compensation Plans means the incentive compensation plans of the Company and its subsidiaries (as now constituted or as adopted hereafter or as the same may be modified, amended or changed from time to time hereafter).

          (f) Participant means an employee who may be eligible to receive an incentive compensation payment under an Incentive Compensation Plan and who has been designated by the Compensation Committee as eligible to participate in the Plan for a particular Calendar Year.

          (g) Plan means this Incentive Compensation Election Plan.

          (h) Subsidiary means a corporation in an unbroken chain of corporations, beginning with the Company if each of the corporations, other than the last corporation in the unbroken chain, own stock possessing fifty percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (i) Termination Date means the date of a Participant's severance from employment with the Company or a subsidiary by death, complete disability, retirement, resignation, discharge or otherwise.

Section 3.  Eligibility.

     The Plan is limited to those present or future employees of the Company or of a subsidiary who may be eligible to receive an incentive compensation payment under an Incentive Compensation Plan and who have been designated by the Compensation Committee as eligible to participate in the Plan for a particular Calendar Year. A director of the Company or of a subsidiary who is not also such an employee is not eligible to participate in the Plan.

Section 4.  Administration.

          (a) The Plan shall be administered by the Compensation Committee. The Compensation Committee may delegate to the appropriate officers and/or employees of the Company or of a subsidiary such duties in connection with the administration of the Plan as they may deem necessary, advisable or appropriate. None of the members of the Compensation Committee shall be eligible to participate in the Plan.

---------------
     *This is a composite of The Mead Corporation Incentive Compensation Election Plan, reflecting the plan and all amendments adopted through October 29, 1988. The plan has been supplemented by a 1985 Supplement which is set forth in a separate document.

          (b) Subject to the express provisions of the Plan, the Compensation Committee shall have authority to construe and interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for administering the Plan. The Compensation Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent it shall deem expedient to carry out the intent of the Plan for the benefit of the Company and Participants. The determination of the Compensation Committee on any matters referred to in this Section 4(b) shall be conclusive.

Section 5.  Election by Participants.

          (a) At least fifteen days prior to the commencement of a new Calendar Year, the Compensation Committee shall cause to be furnished to each Participant, who has been designated as eligible to participate in the Plan for the Calendar Year, an appropriate form which provides the Participant with the following elections with respect to the payment of any incentive compensation which he/she may be awarded under an Incentive Compensation Plan for such Calendar Year.

          The Participant may elect to defer payment of a minimum of 20% up to a maximum 100% (in increments of 10%) of such incentive compensation award until after his or her Termination Date. The Participant shall select the date and manner of receiving any incentive compensation that is deferred for each Calendar Year, provided that such selection may be made only in accordance with the following:

               (i) with respect to incentive compensation payable for the 1987 Calendar Year and preceding years,

                    (I) the date to pay or commence paying the incentive
               compensation award shall be the first day of any month after the Participant's Termination Date and before the Participant's 70th birthday, and

                    (II) the incentive compensation award shall be paid either in one lump sum on the Deferral Date or in up to 25 annual installments, commencing on the Deferral Date.

               (ii) With respect to incentive compensation payable for the 1988 Calendar Year and subsequent years,

                    (I) the date to commence paying the incentive compensation award shall be the January 2 next following the Participant's Termination Date or such later January 2 as may be chosen by the Participant, but not later than the January 2 of the Calendar Year following the year in which the Participant becomes or would have become age 65, and

                    (II) the incentive compensation award shall be paid in 15
               level annual installments commencing on the Deferral Date.

          The date chosen to pay or commence payment of an incentive compensation award pursuant to paragraph (i)(I) or (ii)(I) above is referred to herein as the "Deferral Date." If the Participant dies before the Deferral Date chosen, the Deferral Date will be advanced to the first day of the month following the date of the Participant's death.

          (b) Except to the extent otherwise provided in this Section, the election made by the Participant shall be binding upon the Participant and shall be irrevocable. A Deferral Date chosen by the Participant who is not an elected officer of the Company and/or the number of installments payable to such Participant may be changed by the chairperson of the Compensation Committee, in his/her sole discretion, but only, unless the Compensation Committee determines otherwise, in the event of a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident to the Participant, or a dependent (as defined in Section 152(a) of the Internal Revenue Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. For Participants who are elected officers of the Company, the Compensation Committee, in its sole discretion, may change a Deferral Date and/or the number of installments payable to each such Participant on the same basis as set forth in this paragraph. The number of installments payable to the Participant's designated beneficiary may be changed by the chairperson of the Compensation Committee on the same basis as set forth in this paragraph.

          (c) In order to be effective, the form must be signed by the Participant and must be returned to the Compensation Committee (or its delegate) prior to the commencement of such Calendar Year. If the Participant fails to return the form or if the form is received after the commencement of such Calendar Year, then the Participant shall be paid cash at the time such award would be otherwise payable to him/her under the Incentive Compensation Plan.

                                      (2)

          (d) In the case of a newly hired Participant who has been designated as eligible to participate in the Plan for the Calendar Year in which he/she is hired, a timely election with respect to such Calendar Year will be deemed to have been made if it is in fact made and returned to the Compensation Committee within 30 days after such Participant becomes an Employee.

Section 6.  Deferred Compensation Account.

          (a) The Company shall establish an appropriate record (hereinafter referred to as the "Deferred Compensation Ledger") and thereafter from time to time enter therein the name of each Participant who has elected to defer an incentive compensation award in accordance with Section 5 hereof, the amount of an incentive compensation award which he/she has elected to defer and his/her preference as to the manner of payment of such award. The Company shall maintain a separate account in the Deferred Compensation Ledger with respect to each incentive compensation award which a Participant has elected to defer.

          (b) With respect to incentive compensation awards earned for 1979 and prior Calendar Years, the Company shall credit annually to a Participant's (including a Participant who has passed his Termination Date) account maintained in the Deferred Compensation Ledger, with respect to a particular award, such percentage of the amount then credited to such account (including all previous credits to such account by operation of this Section 6(b)) as the Compensation Committee in its sole discretion shall have determined at the time of such incentive compensation award. For awards earned in 1980 through 1983, the percentage to be credited for each year shall be equal to the weekly composite bond yield for single A bonds rounded to the nearest 1/10 of 1%, as published in the S & P Indexes of the Security Markets for the last week of the third quarter of the Calendar Year preceding the year earned.

     For awards earned in 1984 and 1985, the percentage to be credited to each such award shall be equal to the nine-month average composite bond yield for single A bonds rounded to the nearest 1/10 of 1% as published in the S & P Indexes of the Security Markets for the first nine months of the Second Calendar Year preceding the year such percentage is credited.

     For awards earned in 1986 and subsequent years, the percentage to be credited to such award shall be equal to the nine-month average composite bond yield for prime grade, ten-year municipal bonds rounded to the nearest 1/10 of 1% published in the Salomon Brothers Index of the Security Markets for the first nine months of the Second Calendar Year preceding the year such percentage is credited. Each post-1983 account will be credited with a percentage, which will change from year to year based upon the above calculations.

          (c) Except to the extent otherwise provided in this Section, the amounts credited to a Participant's account (or accounts) in the Deferred Compensation Ledger shall be paid to the Participant (or his/her beneficiary designated under Section 6(d) hereof) after his/her Termination Date in accordance with Section 5(a) hereof. In the case of installment payments, each such payment shall include an aliquot share of each account of a Participant valued as of his/her Deferral Date, plus, for second and succeeding payments, an amount equal to the percentages credited to all such accounts under Section 6(b) hereof since the next preceding payment.

     Notwithstanding the form of payment selected by the Participant, the amounts (or a portion of the amounts) credited to a Participant's account (or accounts) in the Deferred Compensation Ledger shall be paid as follows under the following circumstances:

          (i) if the aggregate amount credited to a Participant's account (or accounts) is $10,000 or less at the time of his/her Termination Date (after all distributions pursuant to (ii) below), then such amount shall be paid in one lump sum on or before the last day of the month next following the Participant's Termination Date, and

          (ii) if a Participant's Termination Date precedes his/her 55th birthday (other than as a result of the Participant's death or disability), then deferred incentive compensation relating to the 1988 Calendar Year and subsequent years and earnings thereon credited to the Participant's account (or accounts) shall be paid in one lump sum on or before the last day of the month next following the Participant's Termination Date.


                                      (3)

     (d) Each Participant who elects to defer an incentive compensation award shall file with the Compensation Committee (or its delegate) a notice in writing designating one or more beneficiaries to whom payments otherwise due to such Participant under Section 6(c) shall be made in the event of his/her death. The Participant shall have the right to change the beneficiary or beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Compensation Committee (or its delegate). In the event a Participant fails to deliver such written designation, then such payments shall be made to the estate of such Participant.

     (e) Nothing contained in the Plan and no action taken pursuant to the provisions hereof shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, or any beneficiary of such Participant designated pursuant to Section 6(d) hereof or any other person. Title to, and beneficial ownership of, any amounts credited to the Deferred Compensation Ledger shall at all times remain in the Company, and no participant or any beneficiary designated pursuant to Section 6(d) hereof shall have any property interest whatsoever in such amounts or in any specific assets of the Company. All amounts so credited shall remain general assets of the Company and shall be subject to the claims of general creditors of the Company.

Section 7.  Limitation of Rights.

     Nothing contained in this Plan shall be construed to:

     (i) Give any Participant any right to be awarded incentive compensation under an Incentive Compensation Plan;

     (ii) Limit in any way the right of the Company or a subsidiary to terminate a Participant's employment at any time; or

     (iii) Be evidence of any agreement or understanding, expressed or implied, that the company or subsidiary will employ a Participant in any particular position or at any particular rate or remuneration.

Section 8.  Nonalienation of Benefits.

     No right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefits. If any Participant or beneficiary hereunder should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right or benefit hereunder, then such right or benefit shall, in the discretion of the Compensation Committee, cease and terminate, and in such event, the Company may hold or apply the same or any part hereof for the benefit of the Participant or beneficiary, his/her spouse, children, or other dependents, or any of them in such manner and in such proportion as the Compensation Committee may deem proper.

Section 9.  Amendment or Termination of Plan.

     The Board of Directors of the Company may amend or terminate the Plan at any time; provided, however, that the percentage which has been or will be credited to Participant's account in accordance with Section 6(b) shall not change and the rights of a Participant or beneficiary to commence or continue distributions from the Deferred Compensation Ledger (including its valuation) shall not be affected.

--------------------------------

     1.  Amended through November 1, 1985.

     2. Amendments to Sections 5 and 6 adopted, former Section 7 deleted, and former Sections 8, 9 and 10 renumbered, effective as of October 1, 1987.

     3.  Amendment to Section 9 adopted October 29, 1988.

                                    (4)